UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8–K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): March 22, 2010 (March 19, 2010)

CRIMSON EXPLORATION INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-12108 (Commission File Number)	20-3037840 (IRS Employer Identification No.)

717 Texas Ave., Suite 2900, Houston Texas 77002
(Address of Principal Executive Offices, including Zip Code)

(713) 236-7400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))
[]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 19, 2010, Crimson Exploration Inc. (the “Company”) filed a Certificate of Elimination with the Secretary of State of Delaware to eliminate from its Certificate of Incorporation all matters set forth in the Certificates of Designation, Preferences and Rights of Series D Preferred Stock, Series E Cumulative Convertible Preferred Stock, Series G Convertible Preferred Stock and Series H Convertible Preferred Stock of the Company (collectively, the “Preferred Stock”), respectively, each previously filed with the Secretary of State of Delaware.  The holders of the Preferred Stock have converted all of the issued and outstanding shares of the Preferred Stock into common stock of the Company.  The Certificate of Elimination is attached to this report as Exhibit 3.1 and incorporated into this Item 5.03 by reference.

Item 9.01Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
3.1	Certificate of Elimination

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRIMSON EXPLORATION INC.

Date: March 22, 2010	/s/ E. Joseph Grady
E. Joseph Grady
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Certificate of Elimination

EXHIBIT 3.1
CRIMSON EXPLORATION INC.

CERTIFICATE OF ELIMINATION
OF
SERIES D PREFERRED STOCK,
SERIES E CUMULATIVE CONVERTIBLE PREFERRED STOCK,
SERIES G CONVERTIBLE PREFERRED STOCK
AND
SERIES H CONVERTIBLE PREFERRED STOCK

Pursuant to Section 151(g) of the
Delaware General Corporation Law

The undersigned, Crimson Exploration Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 151(g) of the Delaware General Corporation Law, for the purposes of eliminating from the Certificate of Incorporation of the Corporation all matters set forth in the Certificates of Designation, Preferences and Rights of Series D Preferred Stock, Series E Cumulative Convertible Preferred Stock, Series G Convertible Preferred Stock and Series H Convertible Preferred Stock of the Corporation previously filed with the Secretary of State of the State of Delaware (as amended from time to time, each, the “Certificate of Designations,” and collectively, the “Certificates of Designations”) with respect to the Series D Preferred Stock, Series E Cumulative Convertible Preferred Stock, Series G Convertible Preferred Stock and Series H Convertible Preferred Stock, each par value $0.01 per share (collectively, the “Preferred Stock”), of the Corporation, hereby certifies that:

1.     The undersigned is the duly elected and acting Senior Vice President and Chief Financial Officer.

2.     In accordance with the provisions of Section 151(g) of the Delaware General Corporation Law, the Board of Directors of the Corporation has adopted the following resolutions eliminating from the Certificate of Incorporation all matters set forth in the Certificates of Designations with respect to the Preferred Stock:

WHEREAS, the Preferred Stock was authorized by filing the Certificates of Designations on June 27, 2005.

WHEREAS, holders of the Preferred Stock have converted all of the issued and outstanding shares of the Preferred Stock into shares of common stock, par value $0.001 per share, of the Corporation according to the terms of each respective Certificate of Designations.

NOW, THEREFORE, BE IT RESOLVED, that the Board deems it advisable and in the best interests of the Corporation and its stockholders to eliminate, and the Board hereby recommends, that the matters set forth in the Certificates of Designations be eliminated from the Certificate of Incorporation of the Corporation by filing a Certificate of Elimination with the Secretary of State of the State of Delaware.

RESOLVED FURTHER, that none of the authorized shares of Preferred Stock are outstanding and that no shares of Preferred Stock shall hereafter be issued according to the Certificates of Designations.

RESOLVED FURTHER, that, in accordance with Section 151(g) of the DGCL, the shares of the Corporation’s Preferred Stock previously covered by the Certificates of Designations shall resume the status which they had before the Board adopted the Certificates of Designations.

RESOLVED FURTHER, that the Certificate of Elimination, a copy of which has been reviewed by each member of the Board, is hereby approved, ratified and adopted and the Proper Officers be, and they hereby are, authorized and directed to file, or cause to be filed, the Certificate of Elimination with the Secretary of State of Delaware and to do all acts and things that may be necessary or proper to effect the Certificate of Elimination.

RESOLVED FURTHER, that the Proper Officers of the Corporation shall be and each of them is authorized and directed to prepare, execute and file or cause to be filed with the Secretary of State of the State of Delaware, in the name and on behalf of the Corporation, a certificate pursuant to Section 151(g) of the DGCL to effect the elimination from the Certificate of Incorporation all matters set forth in the Certificates of Designations, and such other certificates and documents as may be required.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Elimination to be duly executed in its name and on its behalf by its Senior Vice President and Chief Financial Officer this 11th day of March 2010.

CRIMSON EXPLORATION INC.

By:	/s/ E. Joseph Grady
Name:	E. Joseph Grady
Title:	Senior Vice President and Chief Financial Officer